UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2011

SAVEDAILY, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-143039	20-8006878
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3020 Old Ranch Parkway, Suite 140
Seal Beach, California 90740
 (Address of Principal Executive Offices)

(562) 795-7500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2011, SaveDaily, Inc. (“SaveDaily”) confirmed the appointment of Gregory D. Vacca as SaveDaily’s President.  Mr. Vacca will focus upon business development and expansion of infrastructure to implement rapidly SaveDaily’s innovative services and products with new institutional partners.  Mr. Vacca will also oversee the Registered Investment Advisory services of SaveDaily.

Mr. Vacca, 61, has had extensive financial services experience with senior management positions in First Nationwide Investments, Cal Fed Investments and US Bancorp Investments, in addition to consulting with major insurance, investment and retail financial institutions.  His industry service includes serving as Director/President of the Financial Institutions Insurance Association (1995-2002), President/Director of the Bank Insurance and Securities Association (2002-2006), and Trustee for the National Association of Insurance and Financial Advisors (2002-2003).  Within the technology arena, Mr. Vacca was a Principal/Founder of the CoreLink Group which provided a trading platform for investment representatives within retail banks and was President and CEO of EncounterPro Healthcare and WiFiMed Holdings which provided electronic health records to ambulatory care physicians.

Mr. Vacca is a Certified Financial Planner, CFP® and Chartered Life Underwriter, CLU.  He is a graduate of University of California, Irvine with a Bachelor's Degree in Biological Sciences. He also received the Master of Divinity degree from the San Francisco Theological Seminary and is a retired Presbyterian minister and US Army Reserve Chaplain (24 years, Desert Storm veteran). His current community service is as Trustee of the Los Ranchos Presbytery and Director of the Orange County Interfaith Shelter.

SaveDaily issued a press release announcing Mr. Vacca’s appointment as President of SaveDaily on September 13, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events

On September 14, 2011 SaveDaily issued a press release announcing that Harry S. Dent, Jr., SaveDaily’s Chairman, has begun a worldwide tour for his new book, "The Great Crash Ahead."  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statement and Exhibits.

(d)           Exhibits.

Number	Description

99.1	Press Release, dated September 13, 2011, confirming the appointment of Gregory D. Vacca as President of SaveDaily, Inc.

99.2	Press Release, dated September 14, 2011, announcing that Harry S. Dent, Jr., SaveDaily’s Chairman, has begun a worldwide tour for his new book, "The Great Crash Ahead."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SAVEDAILY, INC.

Date: September 16, 2011	By:	/s/ Jeff Mahony
Jeff Mahony,
Chief Executive Officer

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